UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2013 (June 4, 2013)

American Realty Capital – Retail Centers of America, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-169355	27-3279039
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

(212) 415-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

American Realty Capital – Retail Centers of America, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on June 4, 2013. At the annual meeting, the stockholders voted on the election of Nicholas S. Schorsch, William M. Kahane, Edward G. Rendell, William G. Stanley and David Gong to the Company’s Board of Directors for one-year terms until the 2014 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified. The stockholders elected all five nominees for director.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Against	Abstentions
Nicholas S. Schorsch	862,550	0	0
William M. Kahane	862,550	0	0
Edward G. Rendell	862,550	0	0
William G. Stanley	862,550	0	0
David Gong	862,550	0	0

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.

Date: June 10, 2013	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors